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                                                                    Exhibit 10.6

           MODIFICATION, SUBORDINATION AND NON-DISTURBANCE AGREEMENT,
           ---------------------------------------------------------
                        ESTOPPEL, ASSIGNMENT AND CONSENT
                        --------------------------------

                [Marriott Rivercenter Hotel, San Antonio, Texas]


         This Agreement (this "Agreement"), dated as of September 23, 1996,
                               ---------
among MARRIOTT HOTEL SERVICES, INC., a Delaware corporation ("Manager"), having
                                                              -------
an office at 10400 Fernwood Road, Bethesda, Maryland 20817, NOMURA ASSET CAPITAL CORPORATION (the "Lender"), having an address at 2 World Financial Center,
                  ------
Building B, New York, New York 10281, and MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), having an office at 10400 Fernwood Road, Bethesda, Maryland 20817.


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS:

         A. Pursuant to the provisions of that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may hereafter be modified, amended or supplemented from time to time, the "Borrower Loan
                                                          -------------
Agreement"), Borrower is executing and delivering to Lender its promissory notes
---------
in the aggregate principal amount of $222,500,000 (collectively, as the same may hereafter be modified, amended or supplemented from time to time, the "Borrower
                                                                       --------
Note"); and
----

         B. Pursuant to the provisions of that certain Loan Agreement, dated as of the date hereof, between Santa Clara Marriott Hotel Limited Partnership (the "Santa Clara Partnership") and Lender (as the same may hereafter be modified,
 -----------------------
amended or supplemented from time to time, the "Santa Clara Loan Agreement"; the
                                                --------------------------
Borrower Loan Agreement and the Santa Clara Loan Agreement being referred to collectively as the "Loan Agreements"), the Santa Clara Partnership and Borrower
                     ---------------
are executing and delivering to Lender their promissory note in the principal amount of $43,500,000 (as the same may hereafter be modified, amended or supplemented from time to time, the "Santa Clara Note"); and
                                     ----------------

         C. The Borrower Note will be secured by, among other things, (i) a deed of trust, dated as of the date hereof (as the same may hereafter be modified, amended or supplemented from time to time, the "Deed of Trust"), from Borrower
                                                -------------
to Lender, which Deed of Trust creates a lien on the hotel property more particularly described in Exhibit A annexed hereto (the "San Antonio Property"),
                          ---------                      --------------------
(ii) mortgages or deed of trust (collectively, as the same may hereafter be modified, amended or supplemented from time to time, the "Other Mortgages"),
                                                          ---------------
from

Borrower to Lender, which Other Mortgages create liens on the hotel properties more particularly described in Exhibits B and C annexed hereto (the
                                          ----------------
"Other Borrower Properties"), (iii) a pledge of Borrower's 50% limited
 -------------------------
partnership interest in the Santa Clara Partnership (the "Santa Clara Pledge"),
                                                          ------------------
and (iv) certain other documents executed and delivered in connection with the Deed of Trust, the Other Mortgages, and the Santa Clara Pledge (together with the Borrower Loan Agreement, the Borrower Note, the Deed of Trust, the Other Mortgages, and the Santa Clara Pledge, and any other documents executed and delivered by Borrower in connection with the Borrower Note and the loan evidenced thereby, as the same may be modified, amended, restated, consolidated, replaced or supplemented from time to time, the "Borrower Loan Documents"); and
                                                 -----------------------

         D. The Santa Clara Note will be secured by, among other things, (i) a deed of trust, dated as of the date hereof (as the same may hereafter be modified, amended or supplemented from time to time, the "Santa Clara Deed of
                                                          ----------------
Trust"), from the Santa Clara Partnership to Lender, which Deed of Trust creates a lien on the hotel property more particularly described in Exhibit D annexed
                                                            ---------
hereto (the "Santa Clara Property"), (ii) mortgages or deeds of trust of the San
             --------------------
Antonio Property and the Other Borrower Properties (collectively, as the same may hereafter be modified, amended or supplemented from time to time, the "Collateral Mortgages"), and (iii) certain other documents executed and
 --------------------
delivered in connection with the Santa Clara Deed of Trust (together with the Santa Clara Loan Agreement, the Santa Clara Note, the Santa Clara Deed of Trust, the Collateral Mortgages, and any other documents executed and delivered in connection with the Santa Clara Note and the loan evidenced thereby, as the same may be modified, amended, restated, consolidated, replaced or supplemented from time to time, the "Santa Clara Loan Documents"); and
                   --------------------------

         E. The obligations of Borrower under the Borrower Loan Documents and the Santa Clara Partnership under the Santa Clara Loan Documents are cross-defaulted; and

         F. Manager has agreed, pursuant to a certain Management Agreement dated as of March 20, 1989 between Marriott International, Inc. and Borrower (as amended by that certain First Amendment to Management Agreement dated as of the date hereof, as assigned by Marriott International, Inc. to Manager by an Assignment and Assumption of Management Agreement dated as of the date hereof, and as further amended or modified from time to time, the "Management
                                                           ----------
Agreement") to manage the hotel located on the San Antonio Property; and
---------

         G. Manager has agreed, pursuant to the Management Agreements described in Exhibit N annexed hereto (collectively, as the same may hereafter be
   ---------
modified, amended or supplemented from time to time, the "Other Management
                                                          ----------------
Agreements") to manage
-----------
the Other Borrower Properties and the Santa Clara Property; and

         H. Pursuant to the Collateral Assignment of Documents and Property Rights, dated as of the date hereof (the "Collateral Assignment of Documents"),
                                          ----------------------------------
Borrower is assigning its rights under, among other things, the Management Agreement to Lender; and

         I. It is a condition precedent to Lender making the Loans (as hereinafter defined) that Manager execute and deliver to Lender this Agreement.


         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.
            ------------

            (a) Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Management Agreement.

            (b) References in this Agreement to "Cash Management Procedures" shall mean the Cash Management Procedures in effect as of the date hereof (as set forth in Exhibit E annexed hereto) and any modifications thereto approved by
             ---------
Lender, Borrower and Manager in writing.

            (C) As used herein:

               (1) "Adjusted Rate" shall mean the Base Rate adjusted in
                   ---------------
       accordance with paragraph 4(e) of the Borrower Note, as such paragraph is in effect as of the date hereof. A copy of paragraph 4(e) of the Borrower
       Note is annexed hereto as Exhibit K.
                                 ----------

               (2) "Base Rate" shall mean 8.19% per annum.
                    ---------

               (3) "Business Day" shall mean a day on which banks and foreign
                    ------------
       exchange markets are open for business in New York, New York.

               (4) "Capital Expenditure and FF&E Reserve Account" shall have the
                    --------------------------------------------
       meaning set forth in the Cash Management Procedures.

               (5) "Cash Collateral Account" shall have the meaning set forth in
                    -----------------------
       the Cash Management Procedures.

               (6) "Cure Notice" shall mean a written notice delivered to
                    -----------
       Manager by Lender acknowledging that an Event of Default has been cured (and such cure has been accepted by Lender) or waived, which notice Lender agrees to deliver promptly upon any such cure (if accepted by Lender) or waiver.

               (7)  "Debt Service Payment Date" shall mean the 11th day of each
                     -------------------------
       calendar month or, if such date is not a Business Day, the next Business Day immediately thereafter.

               (8)  "Deed in Lieu of Foreclosure" shall mean an instrument
                     ---------------------------
       transferring title to all or a portion of a Property from Borrower (or the Santa Clara Partnership, as the case may be) to Lender or a Lender Affiliate or from Borrower (or the Santa Clara Partnership, as the case may be) to a third party as the result of an Event of Default under the Borrower Loan Documents or the Santa Clara Loan Documents.

               (9)  "Default Interest Rate" shall mean a rate per annum equal to
                     ---------------------
       the lesser of (a) two percent (2%) above the Base Rate or Adjusted Rate, as applicable, and (b) the maximum rate allowed by law.

               (10) "Default Notice" shall mean any notice of a Payment Event of
                     --------------
       Default or Non-Payment Event of Default from Lender or the Servicer to Manager.

               (11) "Deferred Fees" shall mean, collectively, (a) the Deferred
                     -------------
       Incentive Management Fees payable as of the last day of Fiscal Year 1995, as set forth in Exhibit G annexed hereto, and (b) the cumulative total
                       ---------
       (which shall not bear interest) of those portions of any Incentive Management Fees for each Fiscal Year (or portion thereof) thereafter, which are not paid to Manager on a current basis owing to the limitations set forth (i) in Section 5.03 of the Management Agreement or (ii) this Agreement.

               (12) "Defeasance Deposits" shall have the meaning set forth in
                     -------------------
       Section 2.3(f) of the Borrower Loan Agreement, as in effect as of the date hereof, as set forth in Schedule II to the Cash Management Procedures.

               (13) "Event of Default" shall have the meaning set forth in
                     ----------------
       Section 4.1A of the Borrower Loan Agreement.

               (14) "Excess Cash Flow" shall have the meaning set forth in the
                     ----------------
       Cash Management Procedures.

               (15) "Excess Contributions" shall have the meaning set forth in
                     --------------------
       Section 3(h) hereof.

               (16) "Financial Information" shall have the meaning set forth in
                     ---------------------
       Section 3(m) hereof.

               (17) "General Partner" shall mean Marriott MHP Two Corporation,
                     ---------------
       the general partner of the Borrower and Santa Clara Partnership.

               (18) "Lender Affiliate" shall mean a nominee or designee
                     ----------------
       controlled by Lender which shall acquire a Property on behalf of Lender at a foreclosure sale or by Deed in Lieu of Foreclosure.

               (19) "Loans" shall mean the loans evidenced by the Notes.
                     -----

               (20) "Marriott" shall mean Marriott International, Inc., the
                     --------
       corporate parent of Manager.

               (21) "Marriott Affiliate" shall mean any corporation of which
                     ------------------
       Marriott, either directly or indirectly through one or more intermediary corporations, owns fifty one percent (51%) or more of the voting stock. Notwithstanding the foregoing and for purposes of this Agreement, in no event shall Host Marriott Corporation or any entity directly or indirectly controlled by Host Marriott Corporation (including, without limitation, Borrower, the Santa Clara Partnership or the General Partner) constitute a Marriott Affiliate.

               (22) "Monthly Debt Service Payments" shall mean interest at the
                     -----------------------------
       Base Rate or Default Interest Rate, as applicable, then due and payable under the Notes, and principal then due and payable under the Notes, as the same may be adjusted pursuant to paragraph 4(c) of the Notes as such paragraph is in effect as of the date hereof. A copy of paragraph 4(c) of each of the Notes is annexed hereto as Exhibit L, and a schedule of
                                              ---------
       Monthly Debt Service Payments is annexed hereto as Exhibit I.
                                                          ---------

               (23) "Mortgages" shall mean, collectively, the Deed of Trust, the
                     ---------
       Other Mortgages, the Santa Clara Deed of Trust, and the Collateral Mortgages and "Mortgage" means any one of the aforesaid.

               (24) "Non-Payment Event of Default" shall mean any Event of
                     ----------------------------
       Default other than a Payment Event of Default.

               (25) "Notes" shall mean, collectively, the Borrower Note and the
                     -----
       Santa Clara Note.

               (26) "Operating Account" shall have the meaning set forth in the
                     -----------------
       Cash Management Procedures.

               (27) "Optional Prepayment Date" shall have the meaning set forth
                     ------------------------
       in the Cash Management Procedures.

               (28) "Paid in Full" shall mean, with respect to the Notes, that
                     ------------
       all indebtedness evidenced by the Notes has been paid, provided, however, that the Notes shall be deemed to have been Paid in Full for purposes of this Agreement (but not for purposes of the Transaction Documents) at such time as all of the Properties have been transferred to Lender or a Lender Affiliate, or to one or more third party purchasers, through foreclosure or Deeds in Lieu of Foreclosure, it being understood that the Notes shall not be deemed to have been Paid in Full (unless all indebtedness evidenced by the Notes shall actually have been paid) so long as any Property remains subject to the lien of a Mortgage.

               (29) "Payment Blockage Period" shall have the meaning set forth
                     -----------------------
       in Section 8(d) hereof.

               (30) "Payment Event of Default" shall mean any Event of Default
                     ------------------------
       resulting from a default in payment required under any of the Transaction Documents.

               (31) "Properties" shall mean, collectively, the San Antonio
                     ----------
       Property, the Other Borrower Properties, and the Santa Clara Property. "Property" shall mean any one of the aforesaid.

               (32) "Rating Agency" shall mean one or more of Standard & Poor's
                     -------------
       Rating Services, Fitch Investors Services Inc., Duff & Phelps Credit Rating Co., and Moody's Investor Service, Inc. that are, at the time of determination, selected by Lender to rate the Securities.

               (33) "Rating Comfort Letter" shall mean a letter from each Rating
                     ---------------------
       Agency pursuant to which it confirms that the taking of the action referred to therein will not result in a withdrawal, qualification or downgrade of the then existing ratings of the Securities.

               (34) "Refinancing Debt" shall mean any refinancing in an amount
                     ----------------
       not to exceed the balance of the Secured Obligations at the time of such refinancing after reduction of such balance resulting from liquidations of all U.S. Obligations purchased with Defeasance Deposits, together with indebtedness incurred to finance the reasonable costs of any such refinancing (but not in excess of three percent (3%) of the principal amount of any simultaneous refinancing), so long as the amount refinanced does not exceed $266,000,000.

               (35) "Release Prices" means the amount of the proceeds of the
                     --------------
       Loans allocated to the San Antonio Property and the Other Borrower Properties as set forth in Exhibit J annexed hereto. Release Prices will
                                  ---------
       be adjusted as follows: If the principal amount of the Borrower Note is prepaid as a result of (i) the release of a Property (other than the Santa Clara Property) pursuant to Section 2.6 of the Borrower Loan Agreement, (ii) the application of U.S. Obligations pursuant to Section
       2.3 of the Borrower Loan Agreement, or (iii) optional prepayment pursuant to the last sentence of Section 3.1 of the Borrower Loan Agreement, the Release Price for each such Property (other than the Santa Clara Property) shall equal the product of (x) a fraction the numerator of which is the Release Price of such Property immediately before such adjustment and the denominator of which is the aggregate Release Prices for all Properties (other than the Santa Clara Property) immediately before such adjustment, times (y) the outstanding principal amount of the Borrower Note immediately after such adjustment that will be subject to the lien of the Deed of Trust or any Other Mortgage immediately after such repayment.

               (36) "Secured Obligations" shall mean all payments of debt
                     -------------------
       service under the Transaction Documents, including, without limitation,
       (A) Monthly Debt Service Payments, (B) the application of Excess Cash Flow after the Optional Prepayment Date to the reduction of the principal amount of the Notes (as provided for in the Cash Management Procedures),
       (C) balloon payments, whether payable on the Optional Prepayment Date, the Maturity Date, or in connection with the acceleration of the Notes,
       (D) Yield Maintenance Premiums, and (E) default interest as set forth in Paragraph 3(b) of each of the Notes as the same is in effect as of the date hereof.

               (37) "Securities" shall have the meaning set forth in Section 13
                     ----------
       hereof.

               (38) "Securitization" shall have the meaning set forth in Section
                     --------------
       13 hereof.

               (39) "Servicer" shall mean any nationally recognized servicer of
                     --------
       commercial mortgage loans selected by Lender.

               (40) "Subordinated Fees" shall mean, collectively, all Incentive
                     -----------------
       Management Fees and all Deferred Fees.

               (41) "Successor Owner" shall mean, with respect to any Property,
                     ---------------
       any purchaser at a foreclosure sale (including, without limitation, Lender or a Lender Affiliate, if applicable) or other sale under any Mortgage or any transferee by Deed in Lieu of Foreclosure (including, without limitation, Lender or a Lender Affiliate, if applicable), and their successors in interest and assigns.

               (42) "Trade Names" shall mean the name "Marriott" and the other
                     -----------
       words, trademarks, trade names, symbols, logos, designs, referred to in
       Section 10.01A of the Management Agreement.

               (43) "Transaction Documents" shall mean, collectively, the
                     ---------------------
       Borrower Loan Documents and the Santa Clara Loan Documents.

               (44) "Trustee" shall have the meaning set forth in Section 12
                     -------
       hereof.

               (45) "U.S. Obligations" shall have the meaning set forth in
                     ----------------
       Section 2.3(f) of the Loan Agreements, as set forth in Schedule II to the Cash Management Procedures.

               (46) "Yield Maintenance Premiums" shall mean an amount in cash
                     --------------------------
       that would be necessary to purchase U.S. Obligations in an amount that would be sufficient, together with U.S. Obligations that could be purchased with the unpaid principal of and accrued interest on the Notes paid to Lender upon an acceleration of the Notes pursuant to Section 4.2 of each of the Loan Agreements, to provide the payments due on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the receipt of such amount in respect of (1) the remaining Monthly Debt Service Payments that would be required under the Notes through and including October 11, 2007, and (2) a balloon payment of the outstanding principal balance of the Notes and accrued and unpaid interest as of such date as if such balloon payment were then due and payable. A copy of Section 4.2 of each of the Loan Agreements is annexed hereto as Exhibit M.
                 ---------

       2. Cash Management Procedures.

          (a) So long as (i) the Notes have not been Paid in Full, or (ii) Lender or a Lender Affiliate shall hold title to any Property as the result of a foreclosure or Deed in Lieu of Foreclosure, Lender (and Servicer on its behalf), Borrower and Manager shall comply at all times with the Cash Management Procedures, whether or not such provisions are consistent with provisions of the Management Agreement, and whether or not specific reference to such provisions is made in this Agreement. At such time as (x) the Notes have been Paid in Full, and (y) Lender or a Lender Affiliate no longer holds title to any Property as the result of a foreclosure or Deed in Lieu of Foreclosure, all funds then held by Lender or Servicer with respect to the Properties shall be turned over to Manager to be held, applied or disbursed in accordance with the terms of the

Management Agreement.

            (b) Notwithstanding the provisions of Section 2(a), Manager shall not be required to comply with the Cash Management Procedures unless and until Servicer and each succeeding Servicer has agreed in writing for the benefit of Manager to be bound by the terms of the Cash Management Procedures.

            (c) If, after the initial Securitization, the Loans are sold as a whole loan and thereafter, so long as the Loans are no longer subject to a Securitization, the Cash Management Procedures will no longer apply to Manager.

            (d) Section 7.12 of the Cash Management Procedures shall not apply to Manager.

            (e) Borrower and Manager agree that notwithstanding the priority of payments set forth in Sections 4.3, 4.4, 7.9.3 and 7.10 of the Cash Management Procedures, the calculation and payment of Incentive Management Fees, Manager Loans and Deferred Fees shall be made pursuant to the Management Agreement, except that if the amounts distributed to Manager pursuant to such Sections are insufficient to pay on a current basis the amount owed Manager pursuant to such calculation, then any unpaid Incentive Management Fees shall become a Deferred Fee and any Manager Loans shall continue to be outstanding.

            (f) Notwithstanding the terms of the Cash Management Procedures, Lender agrees that, in the event Manager withdraws funds from that certain Supplemental Cash Reserve (as defined in and to be established pursuant to the terms of that certain Cash Management Supplemental Agreement for the New Orleans, San Antonio Rivercenter, San Ramon, and Santa Clara Marriott Hotels, dated as of the date hereof, between Borrower and Manager (the "Cash Management
                                                                ---------------
Supplemental Agreement")) or makes any Manager Loan to Borrower, Manager shall
----------------------
not be required, at any time, to deposit either such funds into the Manager's Account, the Lockbox Account, the Cash Collateral Account (as such terms are defined in the Cash Management Procedures), or any other account held or controlled by the Servicer, but shall be entitled, instead, to deposit and maintain such funds in the Operating Account (as defined in the Cash Management Procedures) to be used as additional Working Capital pursuant to the Management Agreement. Further, notwithstanding the terms of the Cash Management Procedures, Manager shall be entitled, without the need to obtain any consent from Lender, to redeposit into the Supplemental Cash Reserve funds withdrawn from such Supplemental Cash Reserve at such time, if any, as the Working Capital becomes adequate again.

         3. Modification of Management Agreement. Borrower and Manager hereby
            ------------------------------------
acknowledge and agree that so long as (i) the Notes have not been Paid in Full, or (ii) (except as to sub-parts (d), (e), (f), (g), (l), (m), (n), (p) and (q) of this Section

3), Lender or a Lender Affiliate shall hold title to the San Antonio Property as the result of a foreclosure or a Deed in Lieu of Foreclosure:

            (a) All Chain Services shall be performed at Manager's cost, without mark-up or profit, it being understood that Manager's cost includes both Manager's out-of-pocket expenditures and allocations, determined on a fair and equitable basis, in Manager's reasonable judgment, of Manager's, Marriott's, and any Marriott Affiliate's overhead costs related to providing Chain Services.

            (b) Notwithstanding anything to the contrary contained in the Management Agreement, all accounting shall be done under generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis, both as to classification of items and amounts.

            (c) All third party transactions entered into by Manager in connection with the San Antonio Property shall reflect arms' length terms that are competitive with terms available from reputable and reliable contractors and suppliers.

            (d) Lender shall have the right, at any time, in the place and stead of Borrower, to exercise the termination rights of Borrower under Section 4.02 and 16.02 of the Management Agreement, and shall have the right at any time following the occurrence of an Event of Default and delivery of a Default Notice with respect thereto and until a Cure Notice has been received by Manager with respect to such Event of Default, to exercise any termination rights of Borrower under the Management Agreement (including, without limitation, those set forth in Section 4.02 and 16.02 thereof), it being agreed, however, that the rights of Manager to manage the Property under the Management Agreement shall not be terminated other than in accordance with the terms thereof.

            (e) In calculating "Net Sales Proceeds", all payments to Lender, including, without limitation, Defeasance Deposits, Release Prices, and Yield Maintenance Premiums, shall be deducted from cumulative net proceeds received by Borrower as the result of the events described in the definition of Sales Proceeds in the Management Agreement.

            (f) Following notice from Lender to Manager that Borrower has failed to provide to Lender any Repairs and Equipment Estimates, Building Estimates or Annual Operating Projections that Manager has provided to Borrower or was obligated to provide to Borrower under the Management Agreement, Manager shall promptly provide copies of the same to Lender.

            (g) Following the occurrence of an Event of Default and delivery of a Default Notice with respect thereto, and until a Cure Notice has been received by Manager with respect to such Event of Default, Manager shall promptly provide to Lender copies of all Repairs and Equipment Estimates, Building Estimates and Annual Operating Projections as and when the same are required to be submitted to Borrower under the Management Agreement.

            (h) Notwithstanding the provisions of Section 8.02E of the Management Agreement, Manager shall not reduce the percentage contributions to the Capital Expenditure and FF&E Reserve Account to less than the applicable percentages of Gross Revenues specified in Section 8.02B of the Management Agreement without the prior written consent of Lender, nor increase the percentage contributions for the Capital Expenditure and FF&E Reserve Account to more than 5% of Gross Revenues without the prior written consent of Lender, provided, however, that from and after the Fiscal Year commencing on or about January 1, 2003, Manager may increase the percentage contributions for the Capital Expenditure and FF&E Reserve Account to not more than 6% of Gross Revenues (or a greater percentage, provided that any contribution in excess of 6% (the "Excess Contributions") shall be subordinate to the Secured Obligations)
         --------------------
in accordance with the provisions of Section 7(c) of this Agreement.

            (i) To the extent that Manager in its good faith discretion ascertains that amounts on deposit in the Capital Expenditure and FF&E Reserve Account are in excess of the amounts anticipated to be necessary (taking into account anticipated future deposits into the Capital Expenditure and FF&E Reserve Account) for present or future replacements, renewals and other items provided for in Section 8.02 of the Management Agreement, Manager will use such excess amounts in the Capital Expenditure and FF&E Reserve Account for repairs approved (or deemed approved) by Borrower under Section 8.03 of the Management Agreement.

            (j) Any assignment of the Management Agreement by Manager pursuant to Section 18.01 thereof shall be subject to the prior receipt by Lender of (i) a Rating Comfort Letter, and any such assignment in the absence of such Rating Comfort Letter shall be void, and (ii) a guarantee by Marriott International, Inc. of the obligations of the assignee in form reasonably satisfactory to Lender.

            (k) Following the occurrence of a Payment Event of Default and delivery of a Default Notice with respect thereto and until receipt of a Cure Notice with respect thereto, the following provisions shall apply:

               (i) (aa) Manager shall submit to Lender for its approval (which approval shall not be unreasonably withheld, conditioned or delayed), at least thirty (30) days prior to the beginning of each such Fiscal Year, a proposed Annual Operating Projection for such Fiscal Year prepared by Manager in good faith. Additionally, with respect to any Fiscal Year during which Manager receives, on or prior to June 30, a Default Notice regarding a Payment Event of Default, Lender shall have the right to approve (which approval shall not be unreasonably withheld, conditioned or delayed) the Annual Operating Projection applicable to such Fiscal Year as it relates to the remainder of such Fiscal Year. Lender's approval shall be deemed to have been given if Manager has received no notice from Lender to the contrary within thirty (30) days after Lender's receipt of any such proposed or then existing Annual Operating Projection (it being understood that upon receipt of a Default Notice containing a request for the then-current Annual Operating Projection, Manager shall promptly send to Lender a copy of the then current Annual Operating Projection). Any notice of disapproval delivered by Lender shall specify the items listed in the proposed (or then existing) Annual Operating Projection of which Lender, in good faith, disapproves. Any items not so specified shall be deemed approved. In preparing the Annual Operating Projection for each Fiscal Year, Manager's goal will be the maximization of the long-term and short-term Operating Profit of the Hotel, in keeping with Manager's standards for full service first-class Marriott hotels, taking into account, among other factors, any new standards being established by Manager for such hotels. Manager agrees to take reasonable steps to ensure that, at Lender's request, qualified personnel from Manager's staff are available to discuss with Lender any proposed Annual Operating Projection and the Annual Operating Projection applicable to the Fiscal Year in which the Payment Event of Default occurs. A meeting (or meetings) for such purpose shall be held, at Lender's request, within a reasonable period of time after Lender's request. Manager will at all times give good faith consideration to Lender's suggestions regarding any such proposed (or then existing) Annual Operating Projection.

                 (bb) Lender shall not be entitled to withhold its approval of any item in any proposed (or then existing) Annual Operating Projection based on its objection to: (w) Manager's reasonable projections of either Gross Revenues or the components thereof, (x) projected costs and expenses that are "system charges" (that is, costs and expenses that are generally uniform among the Marriott hotels operated by Manager, Marriott and any Marriott Affiliate, such as: the charges for Chain Services, and employee benefits and other compensation programs); (y) costs and expenses that are not within the control of Borrower, Lender or Manager, such as Impositions and the cost of utilities; or (z) increases in projected costs and expenses of operating the Hotel, which increases are primarily attributable to projected increases in occupancy at the Hotel. The approval of Lender (as set forth in Section 3(k)(i)(aa) above) shall not be required if, and to the extent that, the proposed (or then existing) Annual Operating Projection for a given Fiscal Year is, in all material respects, the same as the Annual Operating Projection for the preceding Fiscal Year with adjustments for inflation. If Lender and Manager fail to mutually agree on any item in any proposed (or then existing) Annual Operating Projection within the thirty (30) day period described in the first or second sentence of Section 3(k)(i)(aa), as applicable, Lender shall have the right to submit to arbitration (in accordance with Section 3(k)(iii) below) the issue of whether or not the Lender's disapproval of the contested item in the proposed (or then existing) Annual Operating Projection is reasonable, given, among other factors, the goals set forth in the sixth sentence of Section 3(k)(i)(aa). While such arbitration proceedings are pending, Manager shall operate the Hotel, as to the items approved or deemed approved, in accordance with the proposed (or then existing) Annual Operating Projection and, as to the items that were disapproved, in accordance with the Annual Operating Projection for the preceding Fiscal Year, with adjustments for inflation and changes in occupancy. If Lender fails to notify Manager within ten (10) days after expiration of the above-stated thirty (30) day period that it is submitting a specific contested item to arbitration, then Lender shall be deemed to have rescinded its disapproval of such contested item and such item shall be deemed approved. The proposed (or then existing) Annual Operating Projection shall be considered final with respect to all items approved or deemed approved pursuant to Section 3(k)(i)(aa) and this
       Section 3(k)(i)(bb) or in accordance with the decision of the arbitrators in accordance with Section 3(k)(iii).

                 (cc) Each Annual Operating Projection will constitute a standard to which Manager shall use its reasonable best efforts to adhere. It is understood, however, that the Annual Operating Projection is an estimate only and that unforeseen circumstances such as, but not limited to, the costs of labor, materials, services and supplies, casualty, operation of law, or economic and market conditions may make adherence to the Annual Operating Projection impracticable, and Manager shall be entitled to reasonable departures therefrom for such reasons and consistent with the goal of maximizing long-term and short-term Operating Profit, in keeping with Manager's standards for full service first-class Marriott hotels, taking into account, among other factors, any new standards being established by Manager for such hotels; provided, however, that nothing herein shall be deemed to authorize Manager to take any action prohibited by this Agreement or the Management Agreement nor to reduce Manager's other rights or obligations hereunder or thereunder.

                 (dd) Manager shall notify Lender of any significant variations from the Annual Operating Projection promptly after Manager learns of the same but in no event later than the date on which Manager is required to deliver the interim accounting statement (pursuant to Section 5.05A of the Management Agreement) covering the period in which such variation occurs. Lender and Manager shall, at Lender's request, meet to review such variations and their cause and to discuss appropriate action with respect to correcting the variations or preventing or minimizing their occurrence or effect.

              (ii) (aa) Manager shall submit to Lender for its approval (which approval shall not be unreasonably withheld, conditioned or delayed), at the same time as submission of the proposed Annual Operating Projection, a proposed Repairs and Equipment Estimate prepared by Manager in good faith. Lender's approval shall be deemed to have been given if Manager has received no notice from Lender to the contrary within thirty (30) days after Lender's receipt of such proposed Repairs and Equipment Estimate. Any notice of disapproval delivered by Lender shall specify the items shown on the proposed Repairs and Equipment Estimate of which Lender, in good faith, disapproves. Any items not so specified shall be deemed approved. Manager agrees to take reasonable steps to ensure that, at Lender's request, qualified personnel from Manager's staff are available to discuss the proposed Repairs and Equipment Estimate with Lender. A meeting (or meetings) for such purpose shall be held, at Lender's request, within a reasonable period of time after the submission to Lender of the proposed Repairs and Equipment Estimate. Manager will at all times give good faith consideration to Lender's suggestions regarding any such proposed Repairs and Equipment Estimate that Manager is required to submit to Lender.

                 (bb) Lender shall not be entitled to withhold its approval of any particular item described in any proposed Repairs and Equipment Estimate if such item is reasonably required to enable the Hotel to be or remain in compliance with Manager's standards for full service first-class Marriott hotels, taking into account, among other factors, any new standards being established by Manager for such hotels. If Lender and Manager fail to mutually agree on any particular item in the proposed Repairs and Equipment Estimate within thirty (30) days after the submission to Lender of the proposed Repairs and Equipment Estimate described in the first sentence of Section 3(k)(ii)(aa), Lender shall have the right to submit to arbitration (in accordance with Section 3(k)(iii) below) the issue of whether or not the contested item in the Repairs and Equipment Reserve is reasonably required to enable the Hotel to be or remain in compliance with Manager's standards for full service first-class Marriott hotels, taking into account, among other factors, any new standards being established by Manager for such hotels. While such arbitration proceedings are pending, Manager shall be entitled to make the repairs and replacements described in the proposed Repairs and Equipment Estimate to which Lender did not timely object, but it shall not make any of the repairs or replacements described in the proposed Repairs and Equipment Estimate to which Lender timely objected. If Lender fails to notify Manager within ten (10) days after expiration of the above-stated thirty
       (30) day period that it is submitting a specific contested item to arbitration, then Lender shall be deemed to have rescinded its disapproval of such contested item and such item shall be deemed approved. The proposed Repairs and Equipment Estimate shall be considered final with respect to all items approved or deemed approved pursuant to
       Section 3(k)(ii)(aa) and this Section 3(k)(ii)(bb) or in accordance with the decision of the arbitration in accordance with Section 3(k)(iii).

           (iii) (aa) Disputes described in Sections 3(k)(i)(bb) and 3(k)(ii)(bb) above shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining. The decision of the arbitrators shall be binding, final and conclusive on the parties.

                 (bb) Lender and Manager shall each appoint, within twenty (20) days after receipt by Manager of Lender's notice that it is submitting a specific contested item to arbitration, a reputable, fit and impartial person as arbitrator who shall have had at least ten (10) years' recent professional experience in hotel management or hotel management consulting who is not at such time employed by any competitor of Manager or by Manager or any of its Affiliates. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter submitted, shall appoint a third arbitrator. If either Lender or Manager shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty-five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having the same qualifications as described above. The costs and fees of the arbitrators and the arbitration shall be paid out of Gross Revenues and shall constitute a Deduction in the year in which the arbitration is completed, provided, however, that the fees of respective counsel engaged by the parties and the costs and fees of expert witnesses and other witnesses called for the parties shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

                 (cc) The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Lender and one to Manager and shall be final and binding on the parties.

                 (dd) If in Manager's good faith judgment the decision of the arbitrators would require the Manager to operate the Hotel at a standard that is materially below Manager's standards generally applied with respect to full service first-class Marriott hotels, taking into account, among other factors, any new standards being established by Manager for such hotels, Manager shall be entitled to terminate the Management Agreement as of a date three (3) months after the date of Manager's notice of termination to Lender and Borrower.

       (l) Following (i) notice from Lender to Manager that Borrower has failed to provide to Lender any information that Borrower has obtained or could have obtained from an inspection of Manager's books and records (as they relate to the San Antonio

Property), or (ii) the occurrence of an Event of Default and delivery of a Default Notice with respect thereto (unless and until a Cure Notice has been received by Manager with respect to such Event of Default), Lender and its agents shall have the same rights to inspect Manager's books and records (as they relate to the San Antonio Property) and to the receipt of information regarding the San Antonio Property from Manager as are afforded to Borrower under the Management Agreement.

       (m) Following (i) notice from Lender to Manager that Borrower has failed to provide the financial information ("Financial Information") to Lender
                                              ---------------------
that Borrower is entitled to receive under the Management Agreement at the times specified in the Management Agreement, or (ii) the occurrence of an Event of Default and delivery of a Default Notice with respect thereto, and until a Cure Notice has been received by Manager with respect to such Event of Default, Manager shall promptly provide Financial Information to Lender, as and when the same is required to be submitted to Borrower under the Management Agreement.

       (n) Lender and its agents and designees shall have the right to inspect the San Antonio Property at reasonable times on reasonable advance notice.

       (o) Manager will provide to Lender, upon thirty (30) days' prior written notice, a written estoppel certificate (A) stating whether or not the following statements are correct, indicating in reasonable detail, where applicable, the circumstances causing any of the statements not to be correct:

           (i) the Management Agreement and this Agreement are in full force and effect;

          (ii) Manager is not aware of any default under the Management Agreement or this Agreement, or any event which, with the giving of notice, the passage of time, or both, would constitute an event of default thereunder, nor has Manager commenced any action or served any notice for the purpose of terminating the Management Agreement; and

         (iii) all sums then due and payable to Manager under the Management Agreement or under this Agreement have been paid in full; and

(B) setting forth a schedule of all Deferred Fees.

       (p) Without the prior written consent of Lender in each instance, Manager shall not (i) terminate (except as specifically permitted in the Management Agreement or under this Agreement) or consent to the cancellation or surrender of the Management Agreement, or (ii) modify the Management Agreement so as to shorten the unexpired term thereof, or change any renewal option therein, or in any other material respect, or subject to the provisions of the last sentence of this Section 3(p), in any manner impair the title to the San Antonio Property or the validity or priority of the Deed of Trust or any other Transaction Document. Any purported modification, amendment, termination (except as specifically permitted in the Management Agreement or under this Agreement), cancellation, surrender or impairment made without the prior written consent of Lender in each instance shall be null and void as against Lender at its option. Notwithstanding the foregoing, Manager shall not have any obligation to expend its own funds to prevent or cure any impairment of the title to the San Antonio Property or the validity or priority of the Deed of Trust or other Transaction Documents, unless such impairment was caused by the acts or omissions of Manager that were outside of the scope of its obligations under the Management Agreement or resulted directly from the breach by Manager of its obligations under the Management Agreement.

       (q) If any act or omission by Borrower or any other act, condition or event would give Manager the right, immediately or after notice or lapse of time or both, to cancel or terminate the Management Agreement, Manager will not exercise any such right and no notice of cancellation shall be effective until
(i) Manager has given written notice of such act or omission to Lender (referring to the provisions of this Section 3(q) and the obligation to respond thereto within the time periods hereinafter provided) and Lender has received such notice, and (ii) a time period for remedying such act or omission equal to
(A) 60 days for any act or omission under Section 8.02 or 8.03 of the Management Agreement, (B) 15 days for any failure to supply additional Working Capital or cure any monetary default (except as provided in clause (A) of this Section 3(q)), (C) 45 days as to any nonmonetary act, omission, condition or event which, in the reasonable judgment of Manager (as set forth in such notice) will, if not cured, have a material and adverse impact on Manager's ability to operate the Hotel in the manner required by the Management Agreement (as modified by Sections 2 and 3 of this Agreement), and (D) 90 days for any nonmonetary act, omission, condition or event other than as set forth in clause (C) of this
Section 3(q), shall have elapsed, which period (whether under clause (A), (B), (C), or (D) of this Section 3(q)) shall commence on a date which shall be the later of (x) the date of expiration of the cure period available to Borrower under the Management Agreement, or (y) the date of Lender's receipt of the notice referred to in Section 3(q)(i). Lender shall, within ten (10) days after its receipt of Manager's notice of an act or omission referred to in clause (B) above, or within thirty (30) days of its receipt of any other Manager's notice, give Manager notice of its intention to, and with reasonable diligence thereafter commence and continue to, remedy such act or omission or to cause the same to be remedied. If, after delivery of such notice, Lender fails to remedy the act or omission that it undertook in such notice to remedy, Lender shall have no liability of any kind under such notice for such failure and Manager's sole right against Lender under this
Section 3(q), or in respect of such notice, shall be to exercise its rights under the Management Agreement as if such notice had never been delivered. It is recognized that Lender does not have the ability to cure the following defaults by Borrower: bankruptcy, assignment for the benefit of creditors, or the appointment of a receiver or trustee. Therefore, foreclosure of (or the exercise of the power of sale pursuant to or acceptance of a Deed in Lieu of Foreclosure thereof) the Deed of Trust or any Other Mortgage covering the San Antonio Property shall constitute cure of such default under the Management Agreement, and Lender shall have a reasonable period (not to exceed one (1) year) to effect the same. Manager shall promptly give Lender copies of all notices of default given to Borrower under the Management Agreement, but the failure of Manager to comply with the provisions of this sentence shall not affect the efficacy of any notice to Borrower and shall not constitute a default hereunder.

       (r) Manager will not enter into any leases of FF&E other than in accordance with the parameters set forth in Section 8.02C of the Management Agreement.

       (s) Manager shall make no Manager Loans that, when added to the outstanding balance of previous Manager Loans, would cause the total outstanding balance of Manager Loans to exceed the sum of (i) average amount of Deductions for each Accounting Period during the preceding full 13 Accounting Periods, and
(ii) an amount equal to the Hotel's pro-rata share of one Monthly Debt Service Payment then in effect (pro-rata share based on the proportion of the Hotel's Qualifying Mortgage Debt to the amount of the Permanent Loan).

       (t) References in the Management Agreement to the Debt Service Guaranty shall be of no force and effect.

       (u) The provisions of the last sentence of Section 4.01 and the last sentence of Section 9.01(A) and (B) of the Management Agreement shall be of no force and effect.

       (v) The words "subject to the provisions of any mortgage of the Hotel" shall be deemed added to the end of Section 15.02(B) of the Management Agreement.

     4. Assignment; Consents of Manager.
        -------------------------------

        (a) Manager hereby acknowledges that Borrower has, pursuant to the Collateral Assignment of Documents, assigned and pledged its right, title and interest in, to and under the Management Agree ment to Lender. Manager acknowledges and consents to the express terms of the Collateral Assignment of Documents as it relates to the Management Agreement.

        (b) To effectuate the rights set forth in Section 3(d) of this Agreement as they relate to Section 4.02 of the Management Agreement, Borrower hereby presently and absolutely grants, assigns, transfers and sets over unto Lender Borrower's rights to terminate the Management Agreement under Section 4.02 thereof, until such time as the Notes are Paid in Full.

        (c) Manager hereby consents to the assignment set forth in Section 4(b) hereof.

        (d) Manager hereby consents to the Secured Obligations and agrees that both the Secured Obligations and any Refinancing Debt shall constitute indebtedness on which all [or a portion] of the payments constitute Qualifying Debt Service for the purposes of Section 3.01A(2)(i) and subpart (ii)(a) of
Section 18.02 of the Management Agreement, and that all conditions set forth in Sections 3.01 and 18.02 of the Management Agreement are deemed satisfied by the Permanent Loan.

     5. Certifications, Representations and Agreements of Manager. Manager
        ---------------------------------------------------------
hereby certifies, represents and agrees to and with Lender as of the date hereof, as follows:

        (a) Manager is the manager under the Management Agreement, pursuant to which the San Antonio Property is operated as a full service first-class Marriott hotel.

        (b) Annexed hereto as Exhibit F is a true and correct copy of the
                              ---------
Management Agreement. The Management Agreement and this Agreement constitute the entire agreement between Manager and Borrower with respect to the San Antonio Property, other than the Cash Management Supplemental Agreement, which agreement does not affect the rights of Lender under this Agreement or under the Cash Management Procedures. The Management Agreement is in full force and effect as against Manager and has not been amended or modified in any way, except as otherwise stated in this Section 5(b) or Sections 2 or 3 of this Agreement.

        (c) Manager is not aware of any default under the Management Agreement, or any event which, with the giving of notice, the passage of time or both, would constitute an event of default thereunder, nor has Manager commenced any action or served any notice for the purpose of terminating the Management Agreement. Unless earlier terminated or extended as provided therein, the Management Agreement will terminate on December 28, 2018.

        (d) All fees currently payable under the Management Agreement have been paid in full through the last day of the eighth (8th) Accounting Period of Fiscal Year 1996. Except as otherwise set forth in Exhibit G there are no
                                                   ---------
Deferred Fees outstanding.

        (e) Except as otherwise set forth in Exhibit H annexed hereto, as of
                                             ---------
the date hereof, the San Antonio Property complies with all operating standards and, to the best of Manager's knowledge, all property condition standards, generally employed by Manager for full service first-class Marriott hotels.

        (f) There are no property condition and operating standards generally employed by Manager for full service first-class Marriott hotels as of the date hereof which are not already satisfied or reflected in work provided for in the Repairs and Equipment Estimate for Fiscal Year 1996 unless the same are otherwise set forth in Exhibit H annexed hereto.
                       ---------

        (g) Manager has the right to use the Trade Names in connection with the management and operation of the Hotel.

        (h) To the best of Manager's knowledge, all interim and annual accounting statements given by Manager to Borrower with respect to the San Antonio Property are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (i) The Owner has no remaining obligations under Article VI of the Management Agreement.

        (j) Any assignment of the Management Agreement shall be subject to (i) the provisions of Section 3(j) of this Agreement, and (ii) the assumption in writing of the terms of this Agreement by the assignee.

     6. Obligations of Lender to Provide Notices to Manager.
        ---------------------------------------------------

        (a) Lender shall promptly give Manager copies of all Default Notices, and Borrower acknowledges that Manager may, for purposes of this Agreement, rely on any Default Notices.

        (b) None of the provisions of this Agreement that become effective on an Event of Default shall apply until Lender has delivered a Default Notice with respect thereto to Manager.

        (c) Lender shall give Manager copies of any material modifications to the Borrower Loan Documents.

        (d) Lender shall give Manager notice of all adjustments to the Release Prices.

        (e) The failure of Lender to comply with the provisions of this
Section 6 shall not affect the efficacy of any notice or documents as to Borrower.

     7. Subordination.
        -------------

            (a) The Management Agreement and all right, title and interest of Manager in and to the San Antonio Property and the Hotel are and shall be subject and subordinate to the lien of the Deed of Trust and any Other Mortgage covering the San Antonio Property; provided, however, that, notwithstanding the foregoing subordination, neither Lender nor any successor or assignee thereof shall name or join Manager as a party defendant in any foreclosure or otherwise in any suit, action or proceeding commenced or maintained for the purpose of foreclosure of the Deed of Trust or any Other Mortgage covering the San Antonio Property or to recover possession of the San Antonio Property unless Manager or any person claiming through or under Manager is deemed a necessary party under the law of the applicable jurisdiction or by the court, in which event such party may be so named or joined but such naming or joinder shall not otherwise be in derogation of the rights of Manager set forth in this Agreement, and the Management Agreement shall not be subject to forfeiture or termination, other than in accordance with the terms thereof, by reason of any such suit, action or proceeding or any judgment rendered therein, provided that nothing contained in this Section 7(a) shall impair the exercise of any remedies by Lender under the Borrower Loan Documents, at law or in equity, or by statute, including, without limitation, the right to foreclose and the right to appointment of a receiver. Should the exercise of any such remedies impair, by events not within the control of Lender (such as operation of law or actions taken by a receiver other than at the request of Lender), the rights of Manager under this Section 7(a) or
Section 9 hereof, Lender shall have no liability or obligation to Manager (subject, however, to the rights of Manager under Section 9 of this Agreement once Lender or a Successor Owner has obtained possession of the San Antonio Property).

            (b) Manager agrees that payment of all Subordinated Fees is hereby subordinated to the Secured Obligations and, except as set forth in Section 8, Manager will not take, retain, or receive from Borrower any Gross Revenues or other funds of Borrower by setoff or in any other manner, in payment of the whole or in part of the Subordinated Fees, nor any security for any of the foregoing, unless and until the Notes have been Paid in Full and the Cash Management Procedures are no longer operative.

            (c) Manager agrees that payment of all Excess Contributions is hereby subordinated to the Secured Obligations, and Manager will not take, retain, or receive from Borrower any Gross Revenues or other funds of Borrower by setoff or in any other manner (other than funds advanced by Borrower from sources other than Gross Revenues or Operating Profit, or funds payable to Borrower under the Cash Management Procedures), in payment of the whole or in part of the Excess Contributions, nor any security for any of the foregoing, unless and until the Notes have been Paid in Full and the Cash Management Procedures are no longer operative.

            (d) Upon the foreclosure or conveyance by Deed in Lieu of Foreclosure of the San Antonio Property, the payment of any Subordinated Fees (including, without limitation, any Deferred Fees) and any obligation of Borrower to repay Manager Loans shall be deemed to have been waived as to Lender, any Lender Affiliate, and any Successor Owner, and as to the San Antonio Property, but shall not be deemed to have been waived as to Borrower.

       8.   Payment of Subordinated Fees and Manager Loans.
            ----------------------------------------------

            (a) Subject to the provisions of this Section 8, Manager, shall, for any period prior to the earlier to occur of (i) the occurrence of an Event of Default and receipt by Manager of a Default Notice, or (ii) the Optional Prepayment Date, be entitled to accept from Borrower, Lender or Servicer (as applicable), repayment of Manager Loans and accrued interest thereon, and payments of Subordinated Fees, each of which shall be payable (in the order of priority set forth in and to the extent payable under Section 5.03 of the Management Agreement) solely from funds (if any) payable to Manager under
Section 4.3(G) or 7.9.3(C) (whichever is then applicable) of the Cash Management Procedures.

            (b) Following the Optional Prepayment Date, Manager shall not be entitled to and shall not accept from Borrower, Lender or Servicer (as applicable), repayment of Manager Loans or accrued interest thereon or payments of any Subordinated Fees (other than (i) repayment of Manager Loans and accrued interest thereon, provided that for such purpose the principal balance of any Manager Loan shall be amortized on a five year straight line basis, from the later of (x) the date funds were advanced, or (y) the Optional Prepayment Date, and (ii) payment of Incentive Management Fees for the then current Fiscal Year), which shall be payable (in the order of priority set forth in and to the extent payable under Section 5.03 of the Management Agreement) solely from funds (if any) payable to Manager under Section 4.4(G) or 7.10(C) (whichever is then applicable) of the Cash Management Procedures).

            (c) Upon the occurrence of any Payment Event of Default and receipt by Manager of a Default Notice with respect thereto, Manager shall not be entitled to and shall not accept from Borrower, Lender or Servicer (as applicable), repayments of Manager Loans or accrued interest thereon, or payments of any Subordinated Fees, unless and until a Cure Notice in respect of such Payment Event of Default shall have been received by Manager, after which Manager shall again, subject to all of the other terms and conditions of this Agreement, be entitled to repayments of Manager Loans and accrued interest thereon and payments in respect of Subordinated Fees (excluding Deferred Fees, if subsequent to the Optional Prepayment Date), including any such payments not previously made for the period commencing with the giving of the Default Notice and ending with the giving of the Cure Notice, each of which shall be payable (in the order of priority set forth in and to the extent payable under Section 5.03 of the Management Agreement) solely from funds (if any) payable to Manager under Section 4.3(G), 7.9.3(C), 4.4(G) or 7.10(C) (whichever is then applicable) of the Cash Management Procedures.

            (d) Upon any Non-Payment Event of Default and receipt by Manager of a Default Notice with respect thereto, Manager shall not be entitled to and shall not accept from Borrower, Lender or Servicer (as applicable), repayment of any Manager Loans or accrued interest thereon, or payments of any Subordinated Fees, for a period (a "Payment Blockage Period") commencing on the date of the
                       -----------------------
receipt by Manager of such Default Notice and ending upon the earliest of the date (x) 180 days thereafter, (y) the date on which a Cure Notice with respect to such Non-Payment Event of Default shall have been received by Manager, or (z) such Payment Blockage Period shall have been terminated by notice to Manager from Lender, after which Manager shall again, subject to all of the other terms and conditions of this Agreement, be entitled to repayments of Manager Loans and accrued interest thereon and payments in respect of the Subordinated Fees (excluding Deferred Fees if subsequent to the Optional Prepayment Date), including any such payments not previously made during the Payment Blockage Period, each of which shall be payable (in the order of priority set forth in and to the extent payable under Section 5.03 of the Management Agreement) solely from funds (if any) payable to Manager under Section 4.3(G), 7.9.3(C), 4.4(G) or 7.10(C) (whichever is then applicable) of the Cash Management Procedures.

            (e) No Non-Payment Event of Default under any Secured Obligation that existed on the date of the commencement of any Payment Blockage Period shall be made the basis for the commencement of a second Payment Blockage Period, but the occurrence of a similar Non-Payment Event of Default (such as, for example, the failure by Borrower or the Santa Clara Partnership, as the case may be, to comply, on a second occasion, with the same obligation as gave rise to the initial Non-Payment Event of Default) shall be the basis for the commencement of a second Payment Blockage Period.

            (f) Notwithstanding anything in Section 8(d) hereof to the contrary, in the event that the maturity of any Secured Obligation is accelerated by Lender, or Lender commences an action (judicial or nonjudicial) to foreclose on any of the Mortgages as a result of an Event of Default, or Lender commences an action or proceeding for the appointment of a receiver or receivers with respect to all or any portion of any Property as the result of an Event of Default, then any Non-Payment Event of Default shall, for purposes of this Section 8, be deemed to have the effect of a Payment Event of Default, in which event the payment or non-payment of Manager Loans and accrued interest thereon and Subordinated Fees shall be governed by Section 8(c) hereof, provided, however, that if all such receivers are discharged prior to the time at which (A) the maturity of any Secured Obligation is accelerated by Lender or (B) Lender commences an action (judicial or nonjudicial) to foreclose on any of the Mortgages, then upon the discharge of all such receivers (and until such time as the maturity of any Secured Obligation is accelerated by Lender, or Lender commences an action (judicial or nonjudicial) to foreclose on any of the Mortgages) Manager shall again, subject to all of the other terms and conditions of this Agreement, be entitled to repayments of Manager Loans and accrued interest thereon and payments in respect of the Subordinated Fees (excluding Deferred Fees if subsequent to the Optional Prepayment Date), including any such payments not previously made during the Payment Blockage Period, each of which shall be payable (in the order of priority set forth in and to the extent payable under Section 5.03 of the Management Agreement) solely from funds (if any) payable to Manager under Section 4.3(G), 7.9.3(C), 4.4(G) or 7.10(C) (whichever is then applicable) of the Cash Management Procedures.

            (g) In the event that there are insufficient funds available to make permitted repayment of all Manager Loans and accrued interest thereon and permitted payments of all Subordinated Fees, payment shall be made in the following order of priority: (i) accrued interest on Manager Loans, (ii) the outstanding principal balance of Manager Loans, (iii) current Incentive Management Fees, and (iv) Deferred Fees, if applicable.

            (h)   If Manager is entitled under Sections 8(a), (b), (c), (d) or
(f) hereof to repayment of Manager Loans and accrued interest thereon or payments of Subordinated Fees, Borrower (or the Servicer on its behalf) shall make such payments from available cash subject to, and in accordance with, the Cash Management Procedures.

            (i) In the event that, notwithstanding the foregoing, Borrower, Lender or Servicer, as applicable, shall make any payment to Manager to which Manager is not entitled by this Section 8 or the Cash Management Procedures, then such payment shall be received in trust by the Manager and paid over and delivered forthwith by the Manager to Lender for deposit into the Cash Collateral Account.

       9.   Non-Disturbance and Attornment.
            ------------------------------

            (a) If, at any time, a Successor Owner shall succeed to the rights of Borrower under the Management Agreement or otherwise obtain possession of the San Antonio Property as a result of the exercise of Lender's rights upon the occurrence of an Event of Default (whether voluntary, involuntary or by operation of law) prior to the expiration date of the Management Agreement, Lender agrees (which agreement shall be binding on all Successor Owners) that the terms of the Management Agreement shall be binding on each Successor Owner if, at the time such Successor Owner succeeds to the rights of Borrower (1) Manager is in compliance with the terms and provisions of this Agreement in all material respects, the Management Agreement is in full force and effect (or has been terminated as a result of Borrower's bankruptcy or the actions of a receiver, and such Successor Owner has or is in the process of obtaining a new Management Agreement pursuant to the provisions of Section 9(b) hereof) and Manager is not then in default in any material respect under the Management Agreement beyond any applicable grace periods provided for therein, or (2) if the provisions of clause (1) above are not satisfied but the Successor Owner nevertheless waives such provisions in writing, then (i) all Successor Owners shall recognize the rights of Manager under the Management Agreement, (ii) Manager shall not be disturbed in its right to manage the San Antonio Property pursuant to the Management Agreement, (iii) the Management Agreement shall not terminate as a result of Lender's actions (or if terminated as set forth in clause (1) above, shall, subject to the provisions of Section 9(b) hereof, be reinstated), (iv) Manager shall attorn to and recognize the Successor Owner as the "Owner" under the Management Agreement, and (v) the Successor Owner shall accept such attornment and recognize Manager as the manager of the San Antonio Property under the Management Agreement. Upon such attornment and recognition, the Management Agreement shall continue in full force and effect as, or as if it were, a direct Management Agreement between the Successor Owner and Manager upon and subject to all of the then executory terms, conditions and covenants as are set forth in the Management Agreement (as amended by Sections 2 and 3 of this Agreement, if the Successor Owner is Lender or a Lender Affiliate) and which shall be applicable to the San Antonio Property after such attornment and recognition. Manager further agrees that the following shall apply following a foreclosure of the San Antonio Property or a Deed in Lieu of Foreclosure:

                    (i) No Successor Owner shall be liable for any act or omission of Borrower under the Management Agreement;

                   (ii) No Successor Owner shall be subject to any offsets, defenses or counterclaims accruing prior to the date or dates of foreclosure or delivery of a Deed in Lieu of Foreclosure that Manager might have against Borrower under the Management Agreement;

                  (iii) No Successor Owner, in its capacity as Successor Owner, shall be liable for payment of any Deferred Fees or Manager Loans or accrued interest thereon accruing or made prior to the date on which such Successor Owner acquires title to the San Antonio Property;

                    (iv) No Successor Owner shall be bound by any amendment or modification of the Management Agreement or by any waiver or forbearance on the part of Borrower under the Management Agreement requiring the consent of Lender made or given without the prior written consent of Lender;

                    (v) Except as set forth in Section 9(a)(vi) hereof, and except with respect to the obligations of Lender (or the Servicer, on Lender's behalf) under the Cash Management Procedures, neither Lender nor any Lender Affiliate shall in any event or at any time be personally liable for the payment or performance of the obligations required by or permitted of the Owner under the Management Agreement or in any document executed in connection with the Management Agreement by Lender or such Lender's Affiliate, and the sole recourse of Manager shall be against the interest of Lender or such Lender Affiliate in the Management Agreement or the San Antonio Property (or portion thereof so acquired), and no attachment, execution, writ or other process for enforcement of a judgment for damages shall be initiated by or on behalf of Manager against Lender or such Lender Affiliate personally (other than such interest as Lender or Lender Affiliate may have in the Management Agreement or the San Antonio Property) as a result of any such breach or default;

                    (vi) Lender and any Lender Affiliate shall be bound by the covenants and agreements contained in the Management Agreement on the part of the Owner only with respect to the period beginning with the date of the transfer of the Owner's interest in the Management Agreement to Lender or such Lender Affiliate and ending on the date of its subsequent transfer of such interest to its successors;

                    (vii) No Successor Owner shall be bound by the covenants and agreements contained in the Management Agreement on the part of the Owner for any period following its subsequent transfer of the Owner's interest to its successors;

                    (viii) No Successor Owner shall have any liability for a breach by Borrower (but not by any prior Successor Owner) or Manager of the Cash Management Procedures, provided that this provision shall not in any way release Lender or Servicer of their respective obligations under the Cash Management Procedures; and

                    (ix) No Successor Owner shall have any liability or obligation for any application or transfer fee in connection with the substitution of such party as Owner under the Management Agreement.

              (b) If the Management Agreement shall be rejected or disaffirmed pursuant to any bankruptcy law or any other law affecting creditors' rights, or suspended or terminated by the actions of a receiver, Lender or any Successor Owner and Manager shall, within sixty (60) days after such Successor Owner obtains possession of the San Antonio Property or portion thereof, enter into a new agreement for the management thereof on the same terms and conditions as are contained in the Management Agreement (as amended to reflect the provisions of Sections 3 and 10 hereof, if such Successor Owner is Lender or a Lender Affiliate), and other applicable provisions of this Agreement for the remainder of the term of the Management Agreement, provided, however, that (i) neither Lender nor any Successor Owner shall have such obligation if the conditions set forth in Section 9(a) hereof have not been satisfied by Manager, and (ii) neither Lender nor any Successor Owner nor Manager shall have such obligation as to the San Antonio Property if Lender or the Successor Owner shall not have obtained possession of the San Antonio Property within one (1) year after the date of termination or suspension of the Management Agreement. Neither Lender nor any Successor Owner shall have any liability or obligation for any application or transfer fee in connection with such new agreement.

      10.   Modifications Following Foreclosure:
            -----------------------------------

            (a) The restrictions in Section 19.01 of the Management Agreement shall not apply to any acquisition of the Hotel at a foreclosure sale or by Deed in Lieu of Foreclosure by Lender or a Lender Affiliate.

            (b) The provisions of Section 19.02 of the Management Agreement (giving Manager a right of first refusal to purchase the Hotel) shall not apply to any foreclosure sale in connection with the Deed of Trust or any Other Mortgage covering the San Antonio Property, any Deed in Lieu of Foreclosure, or any sale of the Hotel by Lender or a Lender Affiliate.

      11.   No Litigation, No Bankruptcy Filings. Manager agrees not to
            ------------------------------------
bring any action against Borrower nor to cause the filing of a petition in bankruptcy against Borrower for non-payment to Manager of any Base Management Fee, Incentive Management Fee, Deferred Fee, Manager Loans or accrued interest thereon or other amounts payable to Manager under the Management Agreement until the Notes have been Paid in Full, and (as to the filing of a petition in bankruptcy) the expiration of a period equal to the applicable preference period under the Federal Bankruptcy Code (Title 11 of the United States Code) plus ten
(10) days following the date on which the Notes have been Paid in Full. The foregoing shall not in any way affect the rights of Manager to bring an action against Lender or the Servicer, or Lender to bring an action against Manager, for breach of their respective obligations under this Agreement.

      12.   Assignment by Lender. Manager acknowledges that Lender
            --------------------
may assign all (but not less than all) of its right, title and interest in, to and under this Agreement in connection with a sale or assignment of the Notes and the other Transaction Documents to a third party, including, without limitation, to an agent for one or more participants, or a trustee (the "Trustee") for the benefit of holders (the "Holders") of the Securities, and
 -------                                    -------
Manager agrees that all of the covenants and agreements made by Manager in this Agreement (and in the Management Agreement if Lender succeeds to the rights of the Owner thereunder) are also for the benefit of, and that all of the rights of Lender hereunder shall inure to the benefit of, the successors and assigns of the Lender in connection with any such sale or assignment of the Notes and other Borrower Loan Documents and Santa Clara Loan Documents, including, without limitation, a Trustee and any Holders. Except as set forth above, Lender shall not assign its rights hereunder without Manager's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

       13.  Securitization.
            --------------

            (a) Manager shall use commercially reasonable efforts to cooperate with Lender in its activities in connection with the sale of the Loans as a whole loan or any securitization of the Loans (the "Securitization"), including
                                                    --------------
obtaining ratings of the Loans or the Securities by the Rating Agencies and annual rating reviews of the Loans or the Securities by the Rating Agencies. The Securitization will involve the issuance of rated single- or multi-class securities secured by or evidencing ownership interests in the Transaction Documents (the "Securities"). Such cooperation shall include, without
                ----------
limitation, the obligation to cooperate with Lender in providing to the Rating Agencies such information as is customarily provided by a property manager on behalf of a borrower in connection with annual reviews conducted in commercial mortgage backed securities transactions similar to the Securitization, provided, however, that in no event shall Manager be required to cooperate in any request for Manager, Marriott or any Marriott Affiliate to be rated by any Rating Agency that, as of the date hereof, does not rate Manager, Marriott, or any Marriott Affiliate.

            (b) Lender shall indemnify, defend and hold Manager, Marriott and all Marriott Affiliates (and their respective directors, officers, shareholders, employees and agents) harmless from and against all loss, costs, liability and damage, including attorneys' fees and expenses, and the costs of litigation related thereto (collectively "Losses") to which any such persons may become
                               ------
subject under the Securities Act of 1933, as amended, or otherwise, insofar as the Losses arise out of or are based upon any untrue statement of material fact contained in the offering documents used in the offering of the Securities or any other securities issued by Lender with respect to the Loans or arise out of or are based upon the omission or alleged omission to state in such offering documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the
                                      --------  -------
indemnification contained herein shall not be operative if such untrue statement or omission was made in reliance upon any information given by Manager to Borrower or the Santa Clara Partnership.

       14.  Disclosure. Borrower, Lender, the Servicer, and the Trustee may
            ----------
disclose information regarding the Management Agreement and this Agreement and the operation of the Hotel, and provide copies of the Management Agreement, this Agreement, and any financial statements or reports delivered by Manager pursuant to the Management Agreement or this Agreement to Lender, the Trustee and Servicer or any holder of the Securities, and any counsel to or agents, officers, employees, and representatives of any such Person, and may disclose and describe the terms hereof and of the Management Agreement in any offering memorandum, prospectus, or registration statement or other filing required under applicable law, provided, however, that (i) Borrower, the Servicer, Lender, and
                --------  -------
the Trustee, shall implement procedures to restrict the dissemination of information to the holders of the Loan or the Securities concerning revenues per available rooms, Gross Revenues, Operating Profit, and occupancy and room rate statistics of the Hotel to the extent reasonably practicable, giving due regard to the desire of holders of the Securities to have access to such information and to the requirements of applicable securities laws and (ii) any disclosure of information in any offering memorandum, prospectus, or registration statement, or other filing which is accessible to the general public ("disclosure document") required under applicable law or to any prospective holder of the Securities concerning revenue per available rooms, Gross Revenues, Operating Profit, occupancy and room rate statistics shall be made in the following format: (A) such information (excluding Operating Profit) may be disclosed in a narrative description in the text of a disclosure document, on a property by property basis identifying the San Antonio Property and each of the Other Properties by name, but only for the thirteen (13) Accounting Periods immediately preceding the disclosure, and (B) such information (including Operating Profit) may be disclosed in tabular form in an exhibit to a disclosure document that is not immediately adjacent to the foregoing narrative description (in the case of a prospectus, the degree of separation between exhibit and narrative description will be substantially similar to that in the Prospectus Supplement dated March 25, 1996, for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-MD V), on a property by property basis referring to the Property and each of the Other Properties by use of codes so that the actual identity is not disclosed (e.g. "Property A", "Property B", "Property C" and "Property D"), but only for the preceding two Fiscal Years.. Notwithstanding the foregoing, any such offering memorandum, prospectus, registration or other filing required under applicable law or given to any prospective holder of the Securities, may identify the Hotel by specific location, number of rooms, date of opening, appraised value, average occupancy, average daily room rate, and revenue per available rooms, and such other information as is required by applicable securities laws.

       15.  Default by Manager. A failure by Manager (i) to make good faith
            ------------------
efforts to comply with all material provisions of the Cash Management Procedures that are within the control of Manager, which failure shall continue for more than ten (10) days after written notice thereof from Lender or the Servicer (it being understood that Manager's obligation to make transfers of Operating Profit is conditioned on the Servicer's compliance in all material respects with its obligation to transfer funds to Manager in accordance with the requirements of the Cash Management Procedures) or (ii) to comply in all material respects with the provisions of Sections 3(l), 3(m), 3(n) or 13 of this Agreement, which failure shall continue for more than thirty (30) days after written notice thereof from Lender or the Servicer, shall be deemed by Borrower and Manager to constitute an "event of default" of Manager under the Management Agreement and an Event of Default under the Loan Agreements. In addition, a purported assignment by Manager of the Management Agreement without receipt of the Rating Comfort Letter referred to in Section 3(j) of this Agreement shall be deemed an "event of default" of Manager under the Management Agreement and an Event of Default under the Loan Agreements if either Manager or the purported assignee of the Management Agreement claims that such assignment is valid.

       16.  Miscellaneous.
            -------------

            (a) Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust or any Other Mortgage covering the San Antonio Property. The provisions of this Section 16(a) are not intended to modify the rights of Manager under Sections 7, 8 and 9 hereof.

            (b) Manager and Borrower each acknowledge that nothing contained in the Management Agreement shall be deemed an amendment to the Borrower Loan Documents, or to constitute a waiver by Lender of any provisions thereof.

            (c) Manager shall have no obligation to perform the obligations of Borrower under the Borrower Loan Documents, except to the extent such obligations constitute obligations of Manager under the Management Agreement or this Agreement. In no event shall Manager have any liability for payment of the Secured Obligations (but the provisions of this sentence shall not affect the obligations of Manager under the Cash Management Procedures).

            (d) This Agreement shall bind and inure to the benefit of the parties hereto, and every reference herein to the parties shall be deemed to refer to each of those parties and their respective successors in interest and assigns as permitted hereunder and under the Management Agreement. Notwithstanding the provisions of the immediately preceding sentence, in the event of the assignment or transfer of the interest of Lender in and to all of the Borrower Loan Documents, all obligations and liabilities of Lender under this Agreement shall terminate, and thereupon all obligations and liabilities shall be the sole responsibility of the party to whom the interest of Lender has been assigned or transferred, which assignee shall be deemed to have assumed all of the obligations and liabilities of Lender hereunder. Acceptance of any such assignment shall be deemed an acknowledgement by the assignee that it has so assumed all of the obligations and liabilities of Lender hereunder. Notwithstanding the foregoing, there shall be no termination of obligations and liabilities incurred prior to the assignment by or termination of a Servicer with respect to the obligations of such Servicer under the Cash Management Procedures.

            (e) Manager agrees that this Agreement satisfies any condition or requirement in the Management Agreement relating to the granting of a non-disturbance agreement (including, without limitation, Section 18.02 thereof) from the holder of the Deed of Trust or any Other Mortgage covering the San Antonio Property.

            (f) All notices and other communications hereunder (including, without limitation, notices that Lender is obligated to give to Manager under
Section 6 hereof) shall be in writing and shall be delivered by recognized overnight courier service or mailed by certified or registered mail, return receipt requested, postage prepaid, and shall be deemed to have been duly given or made when received (or when delivery is refused), addressed to each of the parties at the following addresses (provided, however, such addresses may be changed by giving like notice for such purpose to the other parties):

            If to Lender:

            Nomura Asset Capital Corporation
            2 World Financial Center, Building B
            New York, New York 10281
            Att:Daniel S. Abrams, Director

            With a copy to:

            Rosenman & Colin LLP
            575 Madison Avenue
            New York, New York 10022
            Att:Robert I. Fisher, Esq.

            and

            Nomura Asset Capital Corporation
            2 World Financial Center, Building B
            New York, New York 10281
            Att:Sheryl McAfee

            If to Manager:

            Marriott Hotel Services, Inc.
            10400 Fernwood Road
            Bethesda, Maryland 20817
            Att:Law Department - Dept. 52.923/Lodging Operations

            With a copy to:

            Marriott International, Inc.
            10400 Fernwood Road
            Bethesda, Maryland 20817
            Att:Lodging Finance - Dept. 51.911.01

            If to Borrower:

            Marriott Hotel Properties II Limited Partnership
            c/o Host Marriott Corporation
            10400 Fernwood Road
            Bethesda, Maryland 20817
            Att:Law Department 923/Deputy General Counsel

            With a copy to:

            Marriott Hotel Properties II Limited Partnership
            c/o Host Marriott Corporation
            10400 Fernwood Road
            Bethesda, Maryland 20817
            Att:Asset Management Department 908

            (g) The provisions of this Agreement shall be self-operative and no further instrument shall be necessary to effect the aforementioned non-disturbance, attornment, recognition and subordination. Nevertheless, in confirmation thereof, Manager or Lender shall execute and deliver appropriate certificates to confirm such non-disturbance, attornment, recognition and subordination upon request of the other.

            (h) The parties hereto will, from time to time upon the request of any other party, execute all reasonable instruments of further assurance and all such reasonable supplemental instruments with respect to this Agreement as the other may specify.

            (i) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK'S PRINCIPLES OF

CONFLICTS OF LAW). NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE CHOICE OF LAW PROVI SIONS OF THE TRANSACTION DOCUMENTS.

            (j) No amendment, modification, supplement, termination or waiver of or to any provi sion of this Agreement, or consent to any departure by Manager there from, shall be effective unless in writing and signed by Lender or its successors and assigns and Manager. Any amendment, modification or supplement of or to any provision of this Agree ment, any waiver of any provision of this Agreement, and any consent to any departure by Manager from the terms of any provi sion of this Agreement shall be effec tive only in the specific instance and for the specific purpose for which made or given.

            (k) This Agreement and any amendments, waivers, consents or supplements hereto may be exe cu ted in any number of counterparts and by different parties here to in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement.

            (l) TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF.

            (m) Wherever there is any conflict or inconsistency between any terms or provisions of this Agreement and the Management Agreement, the terms and provisions of this Agreement shall control.

            (n) Manager and Borrower each acknowledge that Lender is relying on the matters contained herein.

            (o) Any party to this Agreement may cause a short form or memorandum hereof, in form reasonably satisfactory to all parties (or the Agreement in its entirety, if required by applicable law) to be recorded in the land records of the jurisdiction in which the San Antonio Property is located.

            (p) At such time as the Deed of Trust and any Other Mortgage covering the San Antonio Property is released pursuant to the provisions of
Section 2.3 or 2.6 of the Borrower Loan Agreement, the security interest in the Management Agreement granted to Lender under the Collateral Assignment of Documents and the rights granted to Lender by this Agreement shall be terminated, and all obligations of Manager hereunder owed to the Lender shall terminate and Lender shall, on Manager's request, deliver a written instrument in recordable form acknowledging such termination.

            (q) In consideration for and as an inducement to

Lender entering into this Agreement, Marriott International, Inc. (i) represents that Manager is its wholly owned subsidiary and is controlled by Marriott International, Inc., and (ii) guarantees to Lender and any Lender Affiliate, and their respective successors and assigns, the full performance and observance of all of the covenants, conditions and agreements of Manager contained in this Agreement and in the Management Agreement, as each may, from time to time, be amended (whether or not notice of such amendment is delivered to Marriott International, Inc.).


                           (Signature page follows)

    IN WITNESS WHEREOF, we have set our hands as of the day and year first above written.


                             MARRIOTT HOTEL SERVICES, INC., a
                             Delaware corporation
Attest:


__________________           By:  /s/ James L. Best
                                  --------------------------------------
                                  Name:  James L. Best
                                  Title: Vice President


                             NOMURA ASSET CAPITAL CORPORATION, a
                             Delaware corporation
Attest:


___________________          By:  /s/ Daniel S. Abrams
                                  --------------------------------------
                                  Name:  Daniel S. Abrams
                                  Title: Director



                             MARRIOTT HOTEL PROPERTIES II LIMITED
                             PARTNERSHIP, a Delaware limited
                             partnership


                             By:  Marriott MHP Two Corporation,
                                  General Partner
Attest:


____________________                By:  /s/ Douglas W. Henry
                                         -------------------------------
                                         Name: Douglas W. Henry
                                         Title: Vice President

                   For the purposes of Section 16(q) hereof:

                             MARRIOTT INTERNATIONAL, INC., a Delaware corporation


                             By:  /s/ James L. Best
                                  Name: James L. Best
                                  Title: Vice President

            This document was prepared by/after recording return to:
                                Stephen R. Senie
                              Rosenman & Colin LLP
                               575 Madison Avenue
                            New York, New York 10022

STATE OF MARYLAND          )
                           )        ss:
COUNTY OF MONTGOMERY       )

         Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments, there personally appeared James L. Best who is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge, depose and say to me that he resides at Montgomery County, Maryland, that he is a Vice President of Marriott Hotel Services, Inc., a Delaware corporation and one of the parties to the aforementioned legal instrument; that after being duly informed of the contents and import of such legal instrument he had signed such legal instrument as the Vice President of such entity indicated above; that he had signed the same in the name of and on behalf of such entity by the authority, order and resolution thereof; that he had signed his name thereto on behalf of said entity by like order; that the execution of said legal instrument was his free and voluntary act and deed of said entity for the consideration, purposes, and uses set forth in such legal instrument; that he had delivered such legal instrument to the other parties thereto as such; and that on behalf of said entity he had received a true copy of such legal instrument without charge.

         IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 13th day of November, 1996.


                                                     /s/ Laila E. Skoftleland
                                                     ------------------------
                                                     Notary Public

My commission expires:  November 1, 1998
                        ----------------

Notary Seal

Print Name:  Laila E. Skofteland
             -------------------

STATE OF MARYLAND          )
                           )        ss:
COUNTY OF MONTGOMERY       )

         Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments, there personally appeared James L. Best who is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge, depose and say to me that he resides at Montgomery County, Maryland, that he is a Vice President of Marriott International, Inc., a Delaware corporation, the general partner of Marriott Hotel Properties II Limited Partnership, a Delaware limited partnership, and one of the parties to the aforementioned legal instrument; that after being duly informed of the contents and import of such legal instrument he had signed such legal instrument as the Vice President of such entity indicated above; that he had signed the same in the name of and on behalf of such entity by the authority, order and resolution thereof; that he had signed his name thereto on behalf of said entity by like order; that the execution of said legal instrument was his free and voluntary act and deed of said entity for the consideration, purposes, and uses set forth in such legal instrument; that he had delivered such legal instrument to the other parties thereto as such; and that on behalf of said entity he had received a true copy of such legal instrument without charge.

         IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 13th day of November, 1996.


                                          /s/ Laila E. Skoftleland
                                          ------------------------
                                          Notary Public

My commission expires:  November 1, 1998
                        ----------------

Notary Seal

Print Name:  Laila E. Skofteland
             -------------------

STATE OF NEW YORK              )
                               )        ss:
COUNTY OF NEW YORK             )

         Before me, Robert E. Zalin, Notary Public on this day personally appeared Daniel S. Abrams, know to me (or proved to me on his oath) to be the person whose name is subscribed to the foregoing instrument, and know to me to be a director of Nomura Asset Capital Corporation, a Delaware corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation. Given under my hand and official seal this 23rd day of September, 1996, A.D.


                                       /s/ Robert E. Zalin
                                       ------------------------
                                       Notary Public

My commission expires:  April 15, 1998
                        --------------

Notary Seal

Print Name:  Robert E. Zalin
             ---------------

STATE OF NEW YORK              )
                               )        ss:
COUNTY OF NEW YORK             )

         Before me, Robert E. Zalin, Notary Public on this day personally appeared Douglas W. Henry, know to me (or proved to me on his oath) to be the person whose name is subscribed to the foregoing instrument, and know to me to be a Vice President of MHP Two Corporation, a Delaware corporation which is the general partner of Marriott Hotel Properties II Limited Partnership, a Delaware limited partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said limited partnership. Given under my hand and official seal this 23rd day of September, 1996, A.D.


                                       /s/ Robert E. Zalin
                                       ------------------------
                                       Notary Public

My commission expires:  April 15, 1998
                        --------------

Notary Seal

Print Name:  Robert E. Zalin
             ---------------

                                   Exhibits


A - Legal Description (San Antonio)

B - Legal Description (New Orleans)

C - Legal Description (San Ramon)

D - Legal Description (Santa Clara)

E - Cash Management Procedures

F-  Management Agreement and Amendments

G - Outstanding Deferred Fees

H - Non-compliance by Property with current Marriott Hotel standards

I - Monthly Debt Service Payments (Schedule)

J - Release Prices

K - Paragraph 4(e) of Borrower Note (text)

L - Paragraph 4(c) of Notes (text)

M - Section 4.2 of Loan Agreements (text)

N - Other Management Agreements


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